November 25, 1996


                        SUPPLEMENT TO THE PROSPECTUS OF:

                               PIONEER INCOME FUND
                              dated April 29, 1996

The Trustees of Pioneer Income Fund (the "Fund") have approved certain changes to the Fund's operations including a change in the Fund's objective from current income consistent with the preservation of capital to capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds and a new management contract increasing the management fee. These changes have been submitted for shareholder approval at a meeting scheduled to be held on January 14, 1997. If approved by shareholders, the changes will take effect on February 1, 1997. In connection with the change in investment objectives, the Fund will change its name to "Pioneer Balanced Fund."

EXPENSE INFORMATION

As more fully described below, the Fund has submitted for shareholder approval a proposed management contract under which the management fee payable to Pioneering Management Corporation ("PMC") would be increased. Under the proposed contract, the "Annual Operating Expenses" and the "Example" shown on page 2 of the prospectus would change as set forth below. The "Shareholder Transaction Expenses" shown on page 2 of the prospectus would not change as a result of the new contract.

The information in the table below is based on the Fund's actual expenses for the year ended December 31, 1995. Management fees have been restated to reflect the management fee payable under the proposed contract. Under the current management contract, actual management fees and total operating expenses for the fiscal year ended December 31, 1995 were 0.48% and 1.11%, respectively, for Class A shares and 0.48% and 1.78%, respectively, for Class B and Class C shares. For Class C shares, operating expenses are based on estimated amounts that would have been incurred if Class C shares had been outstanding for the entire fiscal year ended December 31, 1995. Class C shares were first offered January 31, 1996.

Annual Fund Operating Expenses (As a Percentage of Average Net Assets):


                                     Class A      Class B      Class C
  Management Fee                     0.65%        0.65%        0.65%
  12b-1 Fees                         0.25%        1.00%        1.00%
  Other Expenses                     0.38%        0.30%        0.30%
                                     ----         ----         ----
  Total Operating Expenses           1.28%        1.95%        1.95%
                                     ====         ====         ====


Example:
         The following illustrates the expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                             1 Year   3 Years  5 Years  10 Years
                                             ------   -------  -------  --------

Class A Shares                               $57      $84      $112     $193
Class B Shares
-Assuming complete redemption at end
of period                                    $61      $94      $129     $217*
-Assuming no redemption                      $21      $64      $109     $217*
Class C Shares**
-Assuming complete redemption at end
of period                                    $31      $64      $109     $236
-Assuming no redemption                      $21      $64      $109     $236
----------------------
  *Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used after year eight. **Class C shares redeemed during the first year are subject to a 1% contingent deferred sales charge ("CDSC").

         The example above assumes the reinvestment of all dividends and distributions and that the percentage amounts listed above under "Annual Operating Expenses" remain the same each year.

THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSE OR RETURN. ACTUAL FUND EXPENSES AND RETURN WILL VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

INVESTMENT OBJECTIVE AND POLICES

It is proposed that the Fund change its objective from current income consistent with the preservation of capital to capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds. If shareholders approve this change, the Fund will eliminate its current policy of investing only in dividend-paying common stocks, preferred stocks, bonds and debentures, which may or may not be convertible into common stocks. In lieu of this eliminated investment policy, the Fund will adopt a policy that would require the Fund, under normal circumstances, to invest between 35% and 65% of its total assets in each of (1) common stocks, preferred stocks and other securities with common stock characteristics and (2) bonds.

If the proposed change in objective is approved by shareholders, the Fund will adopt a policy permitting it to invest up to 25% of its total assets in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which primarily invest in income producing real estate or real estate loans or interests. Investing in REITs involves certain risks including risks related to general and local economic conditions and risks related to an individual property.

Management has also proposed changes in a number of the Fund's investment policies and fundamental investment restrictions set forth in the Fund's statement of additional information. None of these changes, however, is expected to have a material effect on the Fund's current investment operations.

MANAGEMENT FEE

Under the proposed management contract, as compensation for its management related services and certain expenses which PMC incurs on behalf of the Fund, the Fund would pay PMC a management fee equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% of the excess over $5 billion.



1196-3814
(C) Pioneer Funds Distributor, Inc.